UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported): June 6, 2014

DiMi Telematics International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY  10027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Reversal

On June 14, 2012, DiMi Telematics International, Inc. (the “Company”) entered into an agreement (the “Exchange Agreement”) with a present holder (the “Holder”) of its shares of common stock,  $0.001 par value per share (the “Common Stock“) pursuant to which it agreed to issue to the Holder 1,000 shares of its newly created Series A Convertible Preferred Stock (the “Preferred Stock”) in exchange for the surrender by the Holder of 1,000,000 shares of Common Stock.  The Certificate of Designation for the Preferred Stock provided that the 1,000 shares of Preferred Stock would be returned to the Company, at the option of the Holder, in consideration for the reissuance to the Holder of the 1,000,000 shares of Common Stock in the event that the Company’s earnings per share as reported in its Annual Report on Form 10-K (the “Annual Report”) for its fiscal year ended August 31, 2013 were less than $0.01.  If the Company’s earnings per share as reported in its Annual Report were equal to or greater than $0.01, then all shares of the Preferred Stock could be redeemed without any consideration payable to the Holder.

As reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 5, 2014, the Company effected a 1 for 100 reverse stock split of its outstanding Common Stock, such that all references to Common Stock herein have been retroactively restated.

The Company’s earnings per share as reported in the Annual Report were not equal or greater than $0.01.  Thus, on June 3, 2014, the Holder returned his share certificate for 1,000 shares of Preferred Stock to the Company, in exchange for which the Company issued the Holder 1,000,000 shares of Common Stock pursuant to the terms of the Exchange Agreement.

The Preferred Shares and Common Stock were issued to the Holder in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act").

The foregoing descriptions of the Exchange Agreement and the Certificate of Designation for the Preferred Stock are qualified in their entirety by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2012, and are hereby incorporated by reference herein.

Private Placement

On April 30, 2014, the Company sold an aggregate of 1,240,000 shares of Common Stock to two accredited investors pursuant to a subscription agreement, resulting in gross proceeds to the Company of $49,600.

The shares of Common Stock issued to the accredited investors were issued in reliance upon the exemption from the registration provided by Section 4(a)(2) of the Securities Act, and/or by virtue of the provisions of Rule 506 of Regulation D thereunder.

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiMi Telematics International, Inc.

Date: June 6, 2014	By:	/s/ Barry Tenzer
	Name: Title:	Barry Tenzer President

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